EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL	SUBJECT TO CONTRACT

Exhibit 10.1

Reservation and Start-up Agreement

THIS RESERVATION AND START-UP AGREEMENT (“Agreement”), effective as of the date of execution by the last party to sign below (the “Effective Date”) is by and between hVIVO Services Limited, a company registered in England (company registration number 02326557) whose registered office is at QMB Innovation Centre, 42 New Road, London E1 2AX, UK (“hVIVO”) and AIM ImmunoTech Inc., a company incorporated in Delaware, USA, whose registered office or principle place of business is at 2117 SW Highway 484 Ocala, FL 34473, USA (“Sponsor”).

hVIVO and Sponsor are each referred to herein as a “Party” and collectively as the “Parties”.

WHEREAS:

hVIVO has provided Sponsor with a proposal dated 8 July 2021 (the “Proposal”) in relation to Sponsor’s Ampligen HRV and Influenza human viral challenge study (the “Study”).

WHEREAS:

Prior to execution of a full Clinical Trial Agreement (the “CTA”), Sponsor wishes to (i) reserve space in hVIVO’s quarantine facility for the quarantine phase of the Study (the “Reserved Quarantine Bed Days”) to commence in November 2021 (“Quarantine Start Date”). Together, the Quarantine Start Date and the Reserved Quarantine Bed Days are referred to as the “Reservation”; and (ii) access hVIVO’s expertise, know-how and proprietary information relating to the hVIVO platform in order to undertake certain start-up activities.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Booking Fee. Upon signature of this Agreement and in consideration of the Reservation, Sponsor shall pay hVIVO 50% of the booking fee £317,152 GBP and the remaining 50% (£317,152 GBP) due on signing of the CTA, total of £634,304 GBP (the “Booking Fee”), equating to the value of the Quarantine Bed Days stated in the Proposal.

If no changes to the Reservation occur, the Booking Fee will be credited against payments due under the CTA.

2. Negotiation of CTA. It is the intent of Sponsor and hVIVO to enter into negotiations, in good faith, to agree to the terms of a CTA to cover the full scope and budget for the Study on such terms as each of the Parties, in their sole discretion, may agree. Each Party agrees to use commercially reasonable efforts to execute the CTA by 01 Sept 2021 (“the CTA Signature Date”). Subject to the Parties’ obligation to negotiate in good faith, in the event that the CTA is not signed by the CTA Signature Date or the Parties are unable to agree the terms of the CTA, then (i) this Agreement shall terminate, such termination will be considered a Cancellation and the provisions of Sections 3.1 and 3.2 shall apply; or (ii) hVIVO may, at its sole discretion, extend the CTA Signature Date. Neither this Agreement nor the performance by the Parties of any obligations arising from this Agreement, shall bind either Party to enter into the CTA.

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL	SUBJECT TO CONTRACT

For the avoidance of doubt, it is hereby agreed that with the exception of budget changes required due to changes in study assumptions (as currently agreed as per the proposal attached to this Agreement as Appendix A), the final budget to be negotiated under the CTA shall not exceed more than 5% of the agreed budget under this Agreement.

3. Changes to the Reservation. Sponsor may change the Quarantine Start Date, reduce the number of Quarantine Bed Days or cancel the Reservation, subject to the provisions of this Agreement. In the event Sponsor should, for any reason, (i) change the Quarantine Start Date and reschedule the Study to commence at a later date within one year of the original Quarantine Start Date (a “Postponement”); (ii) reduce the number of Quarantine Bed Days by greater than or equal to 10% (a “Scope Reduction”); or (iii) cancel the Reservation (a “Cancellation”):

3.1 Cost Reimbursement. Sponsor shall reimburse hVIVO for all costs and/or expenses incurred by hVIVO as a direct result of the Postponement, Scope Reduction or Cancellation. In addition, Sponsor shall pay any applicable charges described in Sections 3.2 and 3.3 herein

3.2 Cancellation and/or Scope Reduction. [***]

3.3 Postponement. [***]

3.4 Waiver of Cancellation, Postponement Fees. hVIVO shall assess such Postponement or Cancellation with respect to (i) the timing of event; and (ii) the impact on hVIVO’s business (as determined solely by hVIVO) and may at its sole discretion, choose to waive part or all of the cancellation or postponement fees due under sections 3.2 and 3.3 herein.

4. Start-up Activities and Fee Deposit. Upon execution of this Agreement, hVIVO shall invoice Sponsor for the amount of £184,928 GBP (the “Fee Deposit”), in consideration of (i) hVIVO allowing Sponsor to access hVIVO’s expertise, know-how and proprietary information; (ii) hVIVO’s performance of certain start-up activities in relation to the Study prior to signature of the CTA. Sponsor shall use hVIVO’s expertise, know-how, proprietary information relating to the hVIVO platform solely to prepare documents and materials necessary for the conduct of the Study, and for no other use. The Fee Deposit paid under this Agreement is fully reconcilable against the final agreed budget in the CTA and will be credited against the payments due under the CTA. For the avoidance of doubt, hVIVO shall be under no obligation to provide any access to its expertise, know-how or proprietary information; or to conduct any start-up activities prior to hVIVO’s receipt of the Fee Deposit.

Notwithstanding the foregoing, prior to the execution of the CTA, under no circumstances will (i) hVIVO perform site activation or any services beyond the point of site activation; (ii) Sponsor ship any IMP to hVIVO; or (iii) hVIVO perform study specific screening or any subject intervention.

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL	SUBJECT TO CONTRACT

Any start-up activities conducted by hVIVO shall be conducted in accordance with this Agreement and in accordance with all applicable laws, rules and regulations, including, without limitation; (i) the Human Rights Act 1998; (ii) the Data Protection Act 2018; (iii) the Medicines Act 1968 (including all subsequent amendments); (iv) the Medicines for Human Use (Clinical Trial) Regulations 2004; and (v) all relevant guidance relating to medicines and clinical trials from time to time in force including, but not limited to; (a) the ICH GCP; and (b) the World Medical Association Declaration of Helsinki entitled ‘Ethical Principles for Medical Research Involving Human Subjects’.

5. Invoicing. Invoices from hVIVO shall be sent to Sponsor by email to [***]. The Booking Fee is payable upon Sponsor’s receipt of hVIVO’s invoice. All other invoices shall be payable within thirty (30) days from the date of hVIVO’s invoice. The Parties agree to work together in good faith to promptly and reasonably resolve any disputed invoices.

Payment shall be made in British pounds sterling by BACS payable to hVIVO Services Limited to the following bank account:

[***]

6. Term. The term of this Agreement shall commence as of the Effective Date and shall end upon the earlier of (i) the date of execution of the CTA; (ii) cancellation of the Reservation; or (iii) the termination of this Agreement pursuant to Section 7 of this Agreement.

7. Termination. This Agreement may be terminated (i) by Sponsor, without cause, upon the provision of at least ten (10) business days’ prior written notice to hVIVO; or (ii) by either Party if the other Party commits a material breach of this Agreement, and where such breach is capable of remedy, fails to remedy such breach within twenty-eight (28) days of receiving notice in writing to do so.

[***] hVIVO shall cease any start up activities and, as soon as is reasonably practicable, issue a statement of account detailing the balance of the Fee Deposit and Booking Fee less (a) any cancellation charges and other charges due pursuant to Section 3; (b) hVIVO’s fees for Services completed; and (c) any non-cancellable costs and expenses reasonably incurred prior to the date of termination.

Within thirty (30) days of agreement of the statement of account, hVIVO shall invoice or refund the outstanding balance, as appropriate.

Clauses 7, 8, 9, 10, 11, 12, 14, 15 and 16 shall survive any termination or expiry of this Agreement.

Termination of this Agreement shall not relieve either Party from any obligation accrued hereunder prior to such termination.

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL	SUBJECT TO CONTRACT

8. Regulatory Audit. hVIVO shall cooperate with any request by any regulatory authority for an audit or inspection related to the Study and shall notify Sponsor in writing within twenty-four (24) hours of such request. hVIVO shall keep Sponsor fully informed of the progress of any inspection, investigation or examination by the regulatory authority and shall inform Sponsor of the results of such inspection, investigation or examination, to the extent the result directly concerns or affects the past or future performance by hVIVO of a Study.

9. Confidential Information. In this Agreement, Sponsor’s Confidential Information shall include the study drug (including any information relating to the study drug provided to hVIVO), and all other materials and information provided by the Sponsor to hVIVO on or after the Effective Date.

In this Agreement, hVIVO’s Confidential Information shall include any and all material, data, know-how and information which is disclosed by hVIVO to the Sponsor on or after the Effective Date, including but not limited to technology, intellectual property, patented, patent pending and unpatented improvements and inventions, trade secrets, financial information, business plans, marketing data, the existence, scope and activities of its research, development, manufacturing, marketing or other projects and any other information related to hVIVO’s business and viral challenge model.

Each Party shall ensure that only those of their personnel directly concerned with carrying out each Party’s obligations under this Agreement shall have access to the Confidential Information of the other Party. Each Party undertakes to treat as strictly confidential and not to disclose to any third party any Confidential Information of the other Party, save where disclosure is required by a regulatory authority or by law or allowed under this Agreement. In the event that a receiving Party is required by a Regulatory Authority or by law to disclose Confidential Information of the disclosing Party, the receiving Party shall within a reasonable period of time after being made aware of the disclosure requirement, inform the disclosing Party of (i) the requirement for said disclosure; and (ii) the information that is required to be disclosed. Each Party undertakes not to make use of any Confidential Information of the other Party, other than in accordance with the performance of obligations under this Agreement, without the prior written consent of the other Party.

The obligations of confidentiality herein shall not apply to Confidential Information of a disclosing Party which is: (i) published or becomes generally available to the public other than as a result of a breach of the undertakings hereunder by the receiving Party; (ii) prior to its receipt, in the possession of the receiving Party without any obligations of confidentiality or restrictions on its use as evidenced by contemporaneous written evidence; (iii) independently developed by or on behalf of the receiving Party by individuals that do not have any knowledge of the information and/or materials of the disclosing Party; or (iv) obtained by the receiving Party from a third party not subject to a duty of confidentiality to the disclosing Party.

This Clause shall survive termination or expiry of this Agreement.

10. Liability. The liability of hVIVO, of whatever nature and howsoever arising, to Sponsor in relation to its performance under this Agreement is limited to the amount of the fees received by hVIVO from Sponsor under this Agreement.

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL	SUBJECT TO CONTRACT

11. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the Parties with respect to the subject matter hereof and the Parties (i) acknowledge that by entering into this Agreement they do not rely on any statement, representation (other than a fraudulent misrepresentation), warranty, course of dealing, custom or understanding except for those expressly set out in this Agreement; and (ii) irrevocably an unconditionally waive any rights and/or remedies they may have to the fullest extent permitted by law (including the right to claim damages and/or to rescind this Agreement) in respect of any misrepresentation other than a misrepresentation which is expressly set out in this Agreement or a misrepresentation which was made fraudulently.

12. Prior Agreements. This Agreement supersedes any prior written agreements previously entered into by and between the Parties.

13. VAT and Tax. All sums in this Agreement are exclusive of value added tax (VAT) or any other sales tax or duties which are applicable. hVIVO will include any such applicable taxes on its invoices to Sponsor, and Sponsor will pay such applicable taxes to hVIVO in addition to the amounts specified under this Agreement.

14. Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of England and Wales. The Parties submit solely for the purpose of this agreement to the exclusive jurisdictions of the English Courts.

15. Waiver. No waiver by the Parties of any breach or default of any covenants contained herein shall be deemed a waiver as to any subsequent and/or similar breach or default.

16. Severability. If any provision of the Agreement is held to be invalid, void or unenforceable, such provision shall be deemed to be restated to reflect as nearly as possible the original intention of the Parties in accordance with applicable law, and the remaining provisions of this Agreement shall remain in full force and effect.

17. Counterparts/Delivery of Signatures. This Agreement shall not be effective until signed by a duly authorized representative of each Party. This Agreement may be executed and delivered by facsimile or electronically transmitted signature and/or in any number of counterparts, all of which together shall constitute one and the same instrument. If this Agreement is executed in counterparts, it shall not be effective unless and until each Party has executed a counterpart.

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL

AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL	SUBJECT TO CONTRACT

IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement by their duly authorized representative as of the Effective Date.

hVIVO Services Ltd		AIM ImmunoTech Inc.

Signature	/s/Dori Kadmon	Signature	/s/ Peter W. Rodino
Name	Dori Kadmon	Name	Peter W. Rodino, III
Title	Head of Legal	Title	General Counsel & COO
Date	08 July 2021	Date	08 July 2021

APPENDIX A

hVIVO

Study Proposal

Human Viral Challenge Study in Healthy Volunteers
Budget Estimate Prepared for: Tom Equels

AIM ImmunoTech Inc

Table of Contents

REVISION 1.3 .... **9**

REVISION 1.2 .... **9**

PHARMACY 9

TIMELINES 9

hVIVO / July 8, 2021 / Revision 1.3/hVIVO contact: [***]

EXECUTIVE SUMMARY 10

STUDY COMPONENTS AND DESIGN 11

STUDY OBJECTIVES: 11

Primary Endpoint 11

Secondary Endpoints: 11

Exploratory endpoints: 11

DESIGN: 11

STUDY POPULATION: 12

SAMPLE SIZE (N): 12

Statistical Powering Assumptions 12

IMP 12

STUDY SCHEMATICS AND TABLES 13

STUDY SCHEMATIC 13

Flu and HRV Prophylactic Dosing Study Design 13

Schedule of Events 14

BUDGET ESTIMATE 15

MILESTONES 15

TERMS 16

ROLES AND RESPONSIBILITIES 17

TIMELINES 19

Assumptions 19

Provisional Timelines 20

Study Proposal */July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

8

Revision 1.3

Change of language in R&R pharmacy section

> Wording changed from: "Manufacture and QP release of IMP to Pharmacy" to "Manufacture and QA (United States) release of IMP and shipment to Pharmacy"
>
> Wording changed from: "Compilation and review of regulatory and essential documents and approval and authorization to ship IMP" to "Compilation and review of regulatory and essential documents and approval/QP release and authorization to ship IMP from Pharmacy to hVIVO"

Revision 1.2

Pharmacy

The proposal has been revised to update the Roles and Responsibilities associated with the pharmacy services. Bulk IMP will be released by the client to hVIVO's external pharmacy vendor. Discussions remain ongoing at the time of updating this proposal for the optimal preparation and QP certification process for the individual doses.

Timelines

The timelines have been updated to reflect the current expectations for a first quarantine admission of 10-November-2021, which remains an aggressive target. As study start-up activities cannot commence until the Start-up Agreement has been executed, the timelines remain provisional until this point.

Study Proposal /*July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

9

Executive Summary

hVIVO is excited to have the opportunity to work with AIM ImmunoTech to support your drug candidate, Ampligen in a combined influenza and human rhinovirus human viral challenge study. The proposed study aims to demonstrate the reduction in peak viral load in treated subjects vs. placebo subjects. Peak viral load was chosen as the endpoint for this study based upon selecting the most appropriate endpoint for the study based upon Ampligen's method of action and the performance of the model to demonstrate this endpoint with the minimal number of subjects. The study is composed of a total of 64 subjects receiving either a prophylactic dose of Ampligen or placebo; all subjects will then be inoculated with either our influenza or human rhinovirus (HRV) challenge virus.

With multiple human disease models and performing clinical research and studies in respiratory and infectious diseases since 2001, hVIVO is uniquely qualified to deliver expert drug discovery and development services for accelerating your drug development, reducing time and costs. Our experience is unsurpassed and as a result hVIVO was selected to manufacture and qualify the SARS-CoV-2 Human Challenge virus for the UK government.

Our experience conducting human viral challenge studies is documented in the table below:

Virus	# Clinical Studies	# Inoculated
HRV	8	373
Influenza	26	1337
RSV	26	1459
SARS-COV-2	1	20
Total	61	3189

hVIVO is pioneering the combination of viral challenge studies and human disease models to monitor disease in motion and gain insights into disease response as patients progress from healthy to diseased to healthy in a controlled environment. AIM ImmunoTech Inc will obtain higher quality data for defining endpoints, understanding mechanism of action, defining dose, and confirming animal study results as part of your clinical development plan, allowing you to streamline future trials and make critical Go/No Go decisions faster, thereby accelerating your drug development.

Study Proposal /*July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* 10

Study Components and Design

Study Objectives:

The primary aim of this Phase IIa study is to evaluate the antiviral effect of Ampligen compared to placebo when treatment is initiated prior to inoculation with the A/Perth/16/2009 (H3N2) or human rhinovirus (hRV-16) Challenge virus.

Primary Endpoint:

The primary endpoint is peak viral load as measured by RT-qPCR in the Nasopharyngeal swabs. NPS are collected twice daily from approximately 36 hours post challenge to the release of quarantine. At this stage, our team believes that Ampligen has greatest chances of demonstrating efficacy versus placebo when using this endpoint. Although the current proposed Schedule of Events contain 1 single dosing (Ampligen/placebo) there is possibility of a booster on day 1 post inoculation. The specifics can be discussed/agreed upon SUA signature.

Secondary Endpoints:

- Peak symptoms score
- Total viral load AUC by RT-qPCR
- Total symptoms score AUC
- Length of self-reported symptom period

Exploratory endpoints:

A reduction in any of the following in treated subjects vs. placebo subjects:

- Subjects with symptoms ≥ 2 single time point
- Subjects with grade ≥ 2 symptom at single time point
- Incidence, 2 positive RT-qPCR samples in 2 days + total symptoms ≥ 2 single time point
- Incidence 2 positive RT-qPCR samples in 2 days + a single grade ≥ 2 symptom at single time point
- Incidence of 2 positive RT-qPCR samples on 2 consecutive days

Design:

This is a single centre, prospective, randomized, double-blind, placebo-controlled study of a single dose of Ampligen administered intranasally to healthy adult male and female subjects.

Subjects will be recruited into the hVIVO pool of candidate volunteers based upon their serosuitability for the A/Perth/16/2009 (H3N2) or human rhinovirus (HRV-16) challenge agents. Subjects from this pool of volunteers will be assessed against the approved protocol for this study. Those subjects meeting the specific eligibility criteria for the approved protocol will be randomized and enrolled onto the study.

Enrolled subjects will check into the Challenge unit on Day -2. On Day -1 subjects will be dosed with either Ampligen or placebo. Subjects will continue to be dosed every other day on days, 1, 3, 5 and 7. Subjects will then be challenged with either the A/Perth/16/2009 (H3N2) or HRV-16 challenge agent

Study Proposal /*July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* 11 on Day 0. Subjects will remain in the quarantine unit until Day 8, when they will be discharged from the unit. Subjects will return to the clinic on Day 28 for their final study visit. Subjects who do not show infectivity following inoculation with the challenge virus may be discharged from the quarantine unit prior to Day 8 but not before Day 4.

Study Population:

Eligible participants will be healthy male and female volunteers aged 18 to 55 who have been screened to be serosuitable for infection with either A/Perth/16/2009 or HRV-16 challenge agents. The proposal assumes that hVIVO's standard criteria for inclusion/exclusion will be used for the study including but not limited to criteria related to smoking, birth control, and BMI.

Sample Size (N):

Study Option	Active Treatment Groups	Subjects/ Active Treatment Groups	Placebo Treatment Groups	Subjects/ Placebo Treatment	Number of Doses/ Subject	Total Subjects
HRV Challenge	1	16	1	16	5	32
Flu Challenge	1	16	1	16	5	32

A total of 64 subjects will participate in this study. As the endpoint is based upon a direct comparison of peak viral load of the treated subjects to the placebo subjects, each treatment and virus groups will consist of 32 subjects.

Statistical Powering Assumptions

The statistical powering is estimated to be sufficient for the objective of reduction in peak qRT-PCR in nasal samples. The following sample sizes indicates the number of participants in each arm treated with either IMP or placebo and inoculated with challenge virus.

[***]

IMP

The IMP will be supplied as liquid to be delivered to subjects via intranasal administration.

Study Proposal /*July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* 12

Study Schematics and Tables

Study Schematic

Flu and HRV Prophylactic Dosing Study Design

Clinic
Quarantine
Clinic
Generic Screening
Admission to Quarantine
Prophylactic Dosing
Viral Challenge
Quarantine
Discharge
Follow-up
Day-90
• Serology
• GP Letters
• Study Consent
• Medical History
• Assessments
Day -2
• Check-in
• Study Consent
• Initial Assessments
•Day -1
• IMP Administration according to schedule
Day 0
• Inoculation with challenge virus
• Assessments
• Virology
• Symptoms
Day 1-7
• Virology
• Assessments
• Symptoms
• Dosing cointinues on days 1, 3, 5 and 7
Day 8
• Assessments
• Depart Unit
Day 28
• Final clinic schedule and assessments

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

13

Schedule of Events

[***]

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

14

Budget Estimate

The budget provided below is based upon hVIVO conducting the study in its unit. Please see the roles and responsibilities table for a more in-depth scope:

[***]

Milestones

Contract				
Milestone payments	**%**	**Contract**	**Advance Fees**	**Net Payments**
SUA Activities			£184,928	£184,928
Quarantine Booking Fee			£634,304	£634,304
[***]	[***]	[***]	[***]	[***]
Total	**100%**	**£2,998,350**	**£0**	**£2,998,350**

For the purpose of establishing this budget, we have based the above pricing on hVIVO's standard recruitment practices, schedule of assessments and eligibility criteria.

[***]

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

15

Terms

Restriction on Use: The information contained in this document shall not be used or disclosed, except for AIM ImmunoTech Inc internal evaluation purposes, provided, that if a contract is executed between hVIVO and AIM ImmunoTech Inc as a result of, or in connection with, the submission of this document, AIM ImmunoTech Inc shall have the right to use or disclose the information to the extent provided in the contract.

Not an Offer: The budget estimate included herein is indicative, based on the limited information available at this time and assumes a generic study design and typical eligibility criteria. This document is provided for information purposes only and does not constitute an offer capable of acceptance. Budget estimate is valid for 90 days from date of proposal.

Subject to Contract: No contractual relationship shall exist unless and until a written contractual document is mutually agreed and signed by duly authorised representatives of both parties.

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* *16*

Roles and Responsibilities

	Area	Activity	AIM ImmunoTech Inc	hVIVO	n/a
1.	**Kick-Off Meeting**	Kick-Off Meeting (or single equivalent Investigator Meeting)	X		
2.	**Study Design**	Design of Study		X	
		Development of Synopsis (or equivalent)		X	
		Statistical Powering		X	
		Approval of Study Design	X		
3.	**Protocol**	Development and writing (including amendments)		X	
		QC of Protocol		X	
		Approval (Investigator)		X	
		Review and Approval (Sponsor)	X		
4.	**ICF**	Preparation (including amendments)		X	
		QC of ICF		X	
		Review and Approval of ICF	X		
5.	**Investigator Brochure (IB)**	Production and Management	X		
6.	**Source Casebooks and Case Report Form (CRF)**	Preparation of Source Casebook		X	
		Preparation of diary cards		X	
		Preparation of other data capture tools		X	
		QC check of data capture tools		X	
		Creation of Source Data Management Plan		X	
		Creation of Source Data Agreement		X	
		Creation of Source Data Completion Guidelines		X	
7.	**Monitoring**	Set up Monitoring Activities (e.g., Monitoring Plan)		X	
		Site Initiation Visit, Routine Monitoring and Close-out Visits		X	
		Communication with Sponsor and Site		X	
		Review and Approval of Site Visit Reports		X	
8.	**Insurance**	Obtain & maintain clinical trial insurance (Sponsor)	X		
9.	**Regulatory Authority Submissions**	Obtaining EudraCT number		X	
		Generate and maintain IMPD	X		
		Prepare and submit CTA		X	
		Prepare and submit amendment(s)		X	
		Prepare and submit end of study notifications		X	
		Submission of End of Study Report		X	
10.	**EC Submissions**	Prepare and submit EC application and amendment(s)		X	
		Prepare and submit annual Progress Reports		X	
		Prepare and submit end of study notifications		X	
11.	**Serious Breach Reporting**	Reporting serious breaches to MHRA	X		
		Reporting serious breaches to EC		X	
12.	**Trial Master File (TMF)**	Preparation and maintenance of TMF (Sponsor)	X		
13.	**Investigator Site File (ISF)**	Preparation, maintenance and archiving of ISF		X	
14.	**Laboratories and Virus**	Generate Analytical Plan		X	
		Approve Analytical Plan (Sponsor)	X		
		Bioanalytical Laboratory – PK/PD sample analysis			X
		Clinical Laboratory – Safety Labs analysis		X	
		Analytical Laboratory – Serology		X	
		Analytical Laboratory– Viral Shedding		X	

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* 17

	Area	Activity	AIM ImmunoTech Inc	hVIVO	n/a
		Provision of GMP Virus inoculum		X	
		Provision of Virus Manufacturing Summary		X	
15.	**IMP and Pharmacy**	Manufacture and QA (United States) release of IMP and shipment to Pharmacy	X		
		Provision of the regulatory label text of all final IMPs for the Clinical Trial Authorisation (CTA) submission.	X		
		Provide Pharmacy Manual	X		
		Set Up and Maintenance of Pharmacy File		X	
		Management of study at Pharmacy		X	
		Training for Pharmacy on IMP	X		
		Compilation and review of regulatory and essential documents and approval/QP release and authorization to ship IMP from Pharmacy to hVIVO		X	
		Investigator Site IMP accountability		X	
		Provision of antiviral medication and other protocol defined non-IMP			X
		Investigator Site non-IMP Accountability			X
16.	**Study Conduct**	Compilation and review of regulatory and essential documents and approval and authorization to start study		X	
		Advertising		X	
		Recruitment of study subjects		X	
		Obtaining Medical History		X	
		Screening of volunteers to identify suitable subjects to be invited to participate in the study.		X	
		Assessments performed for vaccination and challenge according to the study protocol		X	
		Assessments performed for follow-up visits according to the study protocol		X	
		Administration of payments to study participants		X	
		Management of overall study conduct	X		
		Project Management Oversight (hVIVO)		X	
		Management of Study Team Meetings		X	
		Trial Conduct		X	
		24-hour emergency response to volunteer enquiries.		X	
17.	**Pharmacovigilance**	Establish and maintain validated safety database	X		
		Establishing SAE reporting procedures	X		
		SAE Reporting to Sponsor		X	
		SAE logging, tracking, filing and databasing	X		
		Initial reporting to and follow up on SAEs		X	
		Medical review, assessment of severity and causality of SAEs		X	
		Expedited reporting of SUSARs	X		
		Prepare annual safety reports (DSURs) and submit to Regulatory Authorities and Ethics Committees	X		
		Prepare Urgent Safety Measure	X	X	
		Approval of Urgent Safety Measure	X		
		Urgent Safety Measure Reporting to Regulatory Authorities	X		
		Urgent Safety Measure Reporting to Ethics Committees		X	
18.	**Safety Data Review**	Set-up and Management of Safety Data Review Committees			X
19.	**Data Management**	Data Management oversight		X	
		Establish and maintain validated clinical trial database		X	

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

18

	Area	Activity	AIM ImmunoTech Inc	hVIVO	n/a
		UAT of Clinical Database		X	
		Data Management Plan		X	
		Data Validation Plan		X	
		UAT of Data Validation Checks		X	
		Data entry and QC		X	
		Data entry and QC of Screen Failures			X
		Data coding (medical history, concomitant medications, AEs)		X	
		Medical review of coding		X	
		Data query generation and management		X	
		Data query resolution		X	
		Reconciliation with Lab databases		X	
		Reconciliation with Safety database		X	
		Transfer of electronic data from external vendors/laboratories		X	
		Interim Analysis			X
20.	**Biostatistics**	Randomization schedule		X	
		Distribution of Code break envelopes		X	
		Development of Code break procedures		X	
		Statistical Analysis Plan		X	
		SAS programming		X	
		Pharmacokinetic analysis			X
		Statistical analysis		X	
21.	**Clinical Study Report**	Authoring		X	
		QC of CSR		X	
		Approval of CSR (Investigator)		X	
		Approval of CSR (Sponsor)	X		

Timelines

hVIVO works with our customers to develop a schedule that optimizes the trial duration to meet their drug development timelines. The following timelines have been developed to assume that an initial contract to initiate study set-up activities, including protocol development will be executed 7-8th July 2021 to achieve a quarantine admission of 10th November 2021.

Assumptions

- Provisional timelines, actual timelines are dependent on timing of contract execution and Medicines and Healthcare products Regulatory Agency (MHRA) and Research Ethics Committees (REC) approvals.
- Assumes 64 subjects are required to be inoculated with the allocated challenge viruses and enrolled in blinded groups in hVIVO challenge unit(s).
- SUA to cover all start up activities (up to – but not including - Site Activation).
- Use of hVIVO standard healthy virus challenge population; with study-specific consideration for Sponsor IMP, as required.

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* 19

- Limited changes to hVIVO standards and procedures for efficient set-up and delivery.
- hVIVO Generic Screening Process is used to perform screening activities, supplemented by study-specific advertising as required.
- A project team will be assigned on execution of an initial contract and the study will be initiated with a Kick-Off Meeting. [***]
- A final Clinical Trial Agreement (CTA) is required to be executed by 02-Jul-2021.
- First admission to the Quarantine facility Oct-2021; dependant on favourable opinion from MHRA/REC.
- Utilises hVIVO Quarantine facilities, subject to availability at the time of contract and reservation.
- First study-specific visit is the quarantine admission; [***] prior to the first inoculation with the challenge virus.
- This is an expedited timeline to set-up the study to be in the quarantine unit in Q4 2021; there is no contingency for delays at any stage.

Provisional Timelines

Phase	Duration	Estimated Date	Key Assumptions
SUA Execution Date	N/A	07-Jul-2021	SUA Execution Date
From Start-up agreement (SUA) (or equivalent contract) to final protocol	<2 months	mid-Aug-2021	o A project team will be assigned on execution of an initial contract. o Timeline depends on the complexity of protocol and input Sponsor. o 6-7 weeks for protocol development.
Final protocol to First Subject First Visit (FSFV)	[***]	[***]	• Assumes use of hVIVO's HRA-approved generic screening process to identify suitable subjects. Study specific advertising may be implemented post study approvals. • Assumes use of the MHRA/HRA combined way of working (CWoW) process for submissions. • Includes 11 weeks for source casebook and database development from protocol finalisation. • FSFV = first quarantine admission
Clinical Phase (FSFV to LSLV)	[***]	[***]	• Last subject discharge from quarantine Dec-2021 • LSLV = last subject's last follow-up visit 28 days after inoculation with the challenge virus

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential* 20

Phase	Duration	Estimated Date	Key Assumptions
Data Reporting Phase (LSLV to Final TFLs)	[***]	[***]	Typical timeline; assumes no interim analyses. • Soft Lock (LSLV + 4 weeks) • Hardlock (Soft lock + 2 weeks) • Priority TFLs (Hardlock + 1 week) • Final TFLs (Priority TFLs + 4 weeks) Data Reporting Phase (LSLV to Final TFLs) (11-12 weeks)
Final CSR (post Top-level TFLs)	[***]	[***]	Typical timeline; to be confirmed with CSR author at the time of development

Study Proposal *July 8, 2021/AIM ImmunoTech/Rev 1.3* / hVIVO *company confidential*

21